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                                                                      EXHIBIT 21

                          SUBSIDIARIES OF MANPOWER INC.

                                                                 Incorporated in
Corporate Name                                                  State/Country of
--------------                                                  ----------------

Huntsville Service Contractors, Inc.                                  Alabama

Benefits S.A.                                                        Argentina

Cotescud S.A.S.E.                                                    Argentina

CH Systems Pty Ltd.                                                  Australia

CHF Management Services Pty Ltd.                                     Australia

Empower Corporate Research Pty Ltd.                                  Australia

Global Management Training Pty Ltd.                                  Australia

ICV International Pty Ltd.                                           Australia

Intellectual Capital Pty Ltd.                                        Australia

Leadership Partners Pty Ltd.                                         Australia

Manpower Services (Australia) Pty Ltd.                               Australia

The Empower Group Pty Ltd.                                           Australia

The Empower Group (Queensland) Pty Ltd.                              Australia

World Competitive Practices Pty Ltd.                                 Australia

Manpower GmbH                                                         Austria

Manpower Holding GmbH                                                 Austria

Manpower Unternehmens und Personalberatungs GmbH                      Austria

Multiskill SA                                                         Belgium

S.A. Manpower (Belgium)  N.V.                                         Belgium

Manpower Brasil Ltda.                                                 Brazil

Manpower Ltda Sociedada Civil (Inactive)                              Brazil

Manpower Participacoes Ltda.                                          Brazil

Manpower Professional Ltda                                            Brazil

Manpower Staffing Ltda.                                               Brazil

Skillscape Skills Management Services Ltd.                       British Columbia


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
Manpower Business Consulting (Shanghai) Co. Ltd.                    China (PRC)

Manpower de Colombia Ltda.                                           Colombia

Uno A Servicios Especiales Ltda.                                     Colombia

Manpower Costa Rica                                                 Costa Rica

Manpower Republique Tcheque                                       Czech Republic

Ironwood Capital Corporation                                         Delaware

Manpower CIS Inc.                                                    Delaware

Manpower Franchises LLC                                              Delaware

Manpower International Inc.                                          Delaware

Staffing Trends, Inc.                                                Delaware

U.S. Caden Corporation                                               Delaware

Manpower A/S (Denmark)                                                Denmark

Manpower El Salvador S.A. de C.V.                                   El Salvador

Avalia                                                                Finland

Manpower OY                                                           Finland

Fortec SARL                                                           France

Manpower France SARL                                                  France

Supplay S.A.                                                          France

Adservice GmbH                                                        Germany

Bankpower GmbH Personaldienstleistungen                               Germany

IT@Manpower GmbH                                                      Germany

Manpower GmbH Personaldienstleistungen                                Germany

Manpower Team S.A.                                                    Greece

Manpower Guatemala S.A.                                              Guatemala

Manpower Honduras S.A.                                               Honduras

Elan Computing (Asia) Limited                                        Hong Kong

Manpower Services (Hong Kong) Limited                                Hong Kong

Manpower Swift Recruitment Services Limited                          Hong Kong

Manpower Munkaero Szervezesi KFT                                      Hungary





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
Bartran, Inc.                                                        Illinois

Complete Business Services of IL, Inc.                               Illinois

Transpersonnel, Inc.                                                 Illinois

Manpower Services India Pte. Ltd.                                      India

Elan Recruitment Limited                                              Ireland

Manpower (Ireland) Group Limited                                      Ireland

Manpower (Ireland) Limited                                            Ireland

The Skills Group Contract Services Limited                            Ireland

The Skills Group Financial Services Limited                           Ireland

The Skills Group International Limited                                Ireland

Adam Ltd. (Inactive)                                                  Israel

Adi Ltd.                                                              Israel

Career Ltd.                                                           Israel

Hahaklai                                                              Israel

John Bryce Testing                                                    Israel

Manpower (Israel) Holdings (1999) Limited                             Israel

Manpower Israel Limited                                               Israel

Miluot                                                                Israel

M.I.T. Manpower Info Technology                                       Israel

MNAM Ltd.                                                             Israel

MPH Holdings Ltd.                                                     Israel

Nativ 2 Ltd.                                                          Israel

S.T.M. Technologies Ltd. (Inactive)                                   Israel

T. Market (M. A.)                                                     Israel

Telepower                                                             Israel

Tirgumey Eichut                                                       Israel

Unison Engineering Projects Ltd.                                      Israel

Manpower Consulting S.P.A.                                             Italy



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
Manpower Italia S.r.l.                                                 Italy

Manpower S.P.A.                                                        Italy

Manpower Seleform S.P.A.                                               Italy

JobSearchpower Co. Ltd.                                                Japan

Manpower Japan Co. Limited                                             Japan

Jordanian American Manpower Company W.L.L.                            Jordan

Support Service Specialists of Topeka, Inc.                           Kansas

Manpower Professional Services Inc.                                    Korea

Manpower Services Korea, Inc.                                          Korea

Manpower of Baton Rouge LLC                                          Louisiana

Aide Temporaire Luxembourg SARL                                     Luxembourg

Agensi Pekerjaan Manpower Recruitment Sdn Bhd                        Malaysia

Manpower Staffing Services (Malaysia) Sdn Bhd                        Malaysia

Intelecto Technologico S.A. de C.V.                                   Mexico

Manpower Corporativo S.A. de C.V.                                     Mexico

Manpower Industrial S.A. de C.V.                                      Mexico

Manpower Mensajeria S.A. de C.V.                                      Mexico

Manpower S.A. de C.V.                                                 Mexico

Tecnologia Y Manufactura S.A. de C.V.                                 Mexico

Manpower Monaco SAM                                                   Monaco

Societe Marocaine De Travail Temporaire                               Morocco

Manpower Consultancy B.V.                                           Netherlands

Manpower Direkt B.V.                                                Netherlands

Manpower Industrie B.V.                                             Netherlands

Manpower Management B.V.                                            Netherlands

Manpower Nederland B.V.                                             Netherlands

Manpower Uitzendorganisatie B.V.                                    Netherlands

MP Project Support B.V.                                             Netherlands

Ultraflex B.V.                                                      Netherlands




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
Ultrasearch B.V.                                                    Netherlands

Manpower Nouvelle Caledonie                                        New Caledonia

Brecker & Merryman Inc.                                              New York

Manpower Inc. of New York                                            New York

Manpower Services (New Zealand) Ltd.                                New Zealand

Bankpower A/S                                                         Norway

Elan Computing A/S                                                    Norway

Manpower A/S                                                          Norway

Manpower Facility Management A/S                                      Norway

Manpower Kantineservice A/S                                           Norway

Mediapower A/S                                                        Norway

Quality People A/S                                                    Norway

Techpower A/S                                                         Norway

Techpower Telemark A/S                                                Norway

The Empower Group A/S                                                 Norway

Tri County Business Services, Inc.                                     Ohio

Manpower Services Canada Limited                                      Ontario

Temporales Panama S.A.                                                Panama

Manpower Peru S.A.                                                     Peru

Manpower Professional Services S.A.                                    Peru

Manpower Outsourcing Services Inc.                                  Philippines

Prime Manpower Resources Development Inc.                           Philippines

Manpower Polska                                                       Poland

Services De Personnel Du Quebec Ltee                                  Quebec

Manpower Reunion                                                     Reunioun

Manpower Incorporated of Providence                                Rhode Island

Manpower Staffing Services (Singapore) Pte. Ltd.                     Singapore

Manpower (SA) PTY LTD                                              South Africa



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
Link Externalizacion de Servicios S.L.                                 Spain

Manpower Team E.T.T., S.A.                                             Spain

Bohin & Stromberg Chefsrekrytering AB                                 Sweden

Empowergroup AB                                                       Sweden

GrowPower AB                                                          Sweden

JKW Servicenter AB                                                    Sweden

Manpower AB                                                           Sweden

Manpower Industriprojekt AB                                           Sweden

Manpower KB                                                           Sweden

Manpower Outsourcing AB                                               Sweden

Manpower Sverige AB                                                   Sweden

Resurspoolen Norden AB                                                Sweden

Allegra Finanz AG                                                   Switzerland

Caden Corporation S.A.                                              Switzerland

M.S.A.                                                              Switzerland

Manpower AG                                                         Switzerland

Manpower Holding AG                                                 Switzerland

Manpower HR Management S.A.                                         Switzerland

Worklink AG                                                         Switzerland

Manpower Services (Taiwan) Co., Ltd.                                  Taiwan

HR Staffing LLC                                                        Texas

Manpower Surawongse Recruitment Co., Ltd.                            Thailand

Skillpower Services (Thailand) Co., Ltd.                             Thailand

Manpower Tunisie                                                      Tunisia

Bafin (UK) Limited (Inactive)                                     United Kingdom

Bafin Holdings                                                    United Kingdom

Bafin Services Limited                                            United Kingdom

Brook Street Bureau PLC                                           United Kingdom

Brook Street ( UK) Limited                                        United Kingdom


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
BS Project Services Limited                                       United Kingdom

Challoners Limited (Inactive)                                     United Kingdom

Company Services Associated Ltd.                                  United Kingdom

DP Support Services Limited (Inactive)                            United Kingdom

Elan Group Limited                                                United Kingdom

Elan Computing Limited                                            United Kingdom

Elan Computing (Midlands) Limited                                 United Kingdom

Elan Computing (Northern) Limited                                 United Kingdom

Elan Computing (Scotland) Limited                                 United Kingdom

Extrastaff Limited (Inactive)                                     United Kingdom

Ferribush Limited (Inactive)                                      United Kingdom

Girlpower Limited. (Inactive)                                     United Kingdom

House of Catalyst Limited                                         United Kingdom

Manpower Contract Services Limited. (Inactive)                    United Kingdom

Manpower (Hemel) Limited (Inactive)                               United Kingdom

Manpower (Ireland) Limited (Inactive)                             United Kingdom

Manpower IT Services Limited (Inactive)                           United Kingdom

Manpower Nominees Limited (Inactive)                              United Kingdom

Manpower Public Limited Company                                   United Kingdom

Manpower Resources Limited                                        United Kingdom

Manpower Services Ltd. (Inactive)                                 United Kingdom

Manpower Strategic Services                                       United Kingdom

Manpower (UK) Limited                                             United Kingdom

Overdrive Limited (Inactive)                                      United Kingdom

Psyconsult International Limited (Inactive)                       United Kingdom

Roco Limited (Inactive)                                           United Kingdom

Salespower Limited (Inactive)                                     United Kingdom

Tamar Limited (Inactive)                                          United Kingdom


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
Temp Finance & Accounting Service Limited (Inactive)              United Kingdom

The Empower Group Ltd.                                            United Kingdom

Total Staff Recruitment Limited (Inactive)                        United Kingdom

Aris Sociedad Anonima                                                 Uruguay

Manpower de Venezuela C.A.                                           Venezuela

Manpower Holdings Inc.                                               Wisconsin

Manpower Nominees Inc.                                               Wisconsin

Manpower of Indiana Limited Partnership                              Wisconsin

Manpower of Texas Limited Partnership                                Wisconsin

Manpower Professional Services Inc.                                  Wisconsin

Manpower Professional Staffing Services Inc.                         Wisconsin

Manpower Texas Holdings LLC                                          Wisconsin

North Avenue Commerce Center LLC                                     Wisconsin

North Avenue Commerce Center Phase II LLC                            Wisconsin

Signature Graphics of Milwaukee, Inc.                                Wisconsin



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